Acquisition of June 24, 2025 Established 1913

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about Glacier Bancorp, Inc. (“the Company”)’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates,” “will,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the definitive merger agreement between the Company and Guaranty Bancshares, Inc. (“GNTY”); 2) the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; 3) the risk that any announcements related to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; 4) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and GNTY do business; 5) potential adverse changes to customer or employee relationships, or other adverse reactions by customers, employees, or investors as may result from the announcement or completion of the transaction, that could make it difficult to retain or hire key personnel and maintain relationships with customers and employees; 6) the Company’s and GNTY’s success in executing their respective business plans and strategies and managing the risks involved; 7) the risk that the proposed combination may be more expensive, difficult or time-consuming than anticipated, including in areas such as asset realization, systems integration and key strategic initiatives; 8) the risk of unforeseen and underestimated liabilities of the Company or GNTY that may exist; 9) the Company’s success in managing risks involved in the foregoing; and 10) the effects of any reputational damage to the Company resulting from the foregoing. The foregoing are representative of the factors that could affect the outcome of our forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, changes in regulations, and other factors. The Company provides further detail regarding these risks and uncertainties in its latest Form 10-K and subsequent Form 10-Qs, including in the respective “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of such reports, as well as in subsequent filings with the Securities and Exchange Commission. Please take into account that these forward-looking statements speak only as of the date of this presentation. The Company does not undertake any obligation to publicly correct, revise, or update any forward- looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws. 2

Transaction Highlights 3 Transaction Overview Financially Attractive ▪ Glacier Bancorp, Inc. (NYSE: GBCI) will acquire Guaranty Bancshares, Inc. (NYSE: GNTY), the bank holding company for Guaranty Bank & Trust, a community bank headquartered in Mount Pleasant, Texas ‒ High-quality commercial banking franchise with $3.2 billion in assets and 33 branches located throughout East Texas, Dallas/Fort Worth, Houston, Austin and Bryan/College Station ▪ Expansion into the Southwest Region is consistent with GBCI’s focused M&A strategy ‒ Glacier entered the Southwest in 2017 with the acquisition of Foothills Bank in Arizona ‒ Represents GBCI’s 27th bank acquisition since 2000 and its 13th announced transaction in the past 10 years ▪ Transaction marks GBCI’s entrance into Texas, a complementary state of operation for GBCI ‒ Culturally aligned, high-growth markets, pro business and target rich operating environment ▪ Guaranty Bank & Trust will operate as a new banking division post-transaction close, retaining the Guaranty name and representing GBCI’s 18th separate bank division ▪ Pricing metrics, deal structure and conservative assumptions reflective of GBCI’s disciplined approach to acquisitions: ‒ Immediately accretive to EPS ‒ Minimal dilution to tangible book value per share with an earnback period <1 year • Near breakeven under proposed FASB CECL accounting standards (no day 2 CECL provision expense) ‒ Internal rate of return (IRR) ~20% ‒ Conservative cost savings, estimated at 20% of GNTY’s noninterest expense ‒ Pay-to-Trade ratio of 75%(1) ‒ Remains well capitalized on a pro-forma basis 1) Ratio of the tangible book value multiple per share paid to GNTY to standalone GBCI’s tangible book value per share multip le as of June 23, 2025 Source: S&P Capital IQ Pro

Good Bank, Good Markets, Good People 4 Good Bank ‒ 112 year-old community bank (IPO on May 9, 2017) ‒ Strong performance through cycles (most recent quarter ROAA of 1.13%) ‒ Net interest margin (most recent quarter NIM of 3.70%) ‒ Attractive deposit composition (31% noninterest bearing deposits to total deposits) ‒ Conservative, cycle-proven credit culture (average net charge-offs to average loans of 0.08% since 2005) Good Markets ‒ Bank headquartered in Mount Pleasant, Texas • Legacy franchise in East Texas is the backbone to Guaranty’s market-leading core deposit base and retail branch network ‒ Beginning in 2013, expanded into attractive growth markets including Dallas/Fort Worth, Houston, Bryan/College Station, and Austin • Guaranty lends to small businesses outside of city centers, similar to Glacier’s lending philosophy ‒ Texas will become Glacier’s 4th largest state of operation by deposits(1) Good People ‒ Seasoned and experienced leadership and management team • Ty Abston, who has served as CEO for 20 years and has been with Guaranty for 28 years, will stay on as Division CEO • Key executives, lending teams and branch staff will be retained • Key Guaranty Board members will continue to serve on the Guaranty Division Board 1) FDIC deposit data as of June 30, 2024 Source: S&P Capital IQ Pro

Strategic Rationale

Mountain West Region

MT, CO, ID, NV, UT, WA, WY

✓Glacier achieving leading market share throughout
Today: 16 divisions / 214 locations

✓Business Friendly

✓In-Migration

✓Stable, growing economies

'25 – '30E Pop. Growth: 3.8%

Total Population: 24.3M

Banks Between $500M – $10B(1): 81

Total Deposits Excl. Top 4(2): $431B

Total Deposits: $702B

- **Further expansion into fast growing Southwest Region**
  - Glacier entered the Southwest with the acquisition of Foothills Bank in 2017
- **Excellent future organic and M&A opportunities**
- **Perfect partner for expansion**
  - Guaranty is a 100+ year old community bank
  - Strong, stable core deposit base with exposure to high-growth markets
  - Pristine credit quality
- **Glacier's unique community banking model is a good fit for Texas**
  - Culturally aligned with how Glacier approaches relationship development and customer service


Guaranty
Bancshares, Inc.

Southwest Region

AZ, NM, OK, TX

✓Significant Glacier growth opportunity
Today: 1 division / 14 locations

✓Business Friendly

✓In-Migration

✓Stable, growing economies

'25 – '30E Pop. Growth: 5.0%

Total Population: 45.0M

Banks Between $500M – $10B(1): 193

Total Deposits Excl. Top 4(2): $783B

Total Deposits: $1.5T

1) Excludes announced merger targets
2) Excludes BAC, C, JPM, and WFC
Note: FDIC deposit data as of June 30, 2024
Source: S&P Capital IQ Pro

Glacier Bancorp

5

State of Texas Overview 6 ▪ Attractive Growth & Demographics – Top 5 fastest growing state by population from 2020- 2025; expected to grow at over 2x the national rate from 2025-2030 – Median Household Income in the state is expected to grow over 10% from 2025-2030 – The Texas economy would be the 8th largest in the world if it was its own country, at $2.7 trillion in GDP ▪ Business-friendly Environment, with a Rich Talent Pool – Texas is home to 54 Fortune 500 companies, the most of any state – There are 15.5 million Texans as a part of the labor force – an all-time high, which is expected to keep growing – Texas is home to 16 “Research 1” institutions, the most of any state; high-quality universities in Texas include: The University of Texas at Austin, Rice University, Texas A&M University, Southern Methodist University, and many others – Austin, Texas was named the “Best City to Start a Business in the U.S.” in 2025 Source: S&P Capital IQ Pro, Office of the Texas Governor, The University of Texas at Austin, American Economic Association, Texas Economic Development Corporation, Axios 33 Branches

Guaranty Bancshares Overview 7 Balance Sheet Income Statement Total Assets ($M) 3,153$ Net Income ($M) 8.6$ Gross Loans HFI ($M) 2,108$ ROAA 1.13% Deposits ($M) 2,704$ ROATCE 12.1% Loans / Deposits 77.9% Net Interest Margin 3.70% NIB Deposits / Deposits 31.3% Efficiency Ratio 66.8% TCE Ratio 9.4% Yield on Loans 6.38% CET1 Ratio 14.1% Cost of Deposits 1.96% Total RBC Ratio 17.2% NPAs / Total Assets(3) 0.15% Reserves / Loans 1.32% NCOs / Avg. Loans 0.02% Consolidated Financial Highlights (Q1-2025) Company Overview ▪ Bank founded in 1913 and headquartered in Mount Pleasant, Texas ▪ Full-service community bank providing comprehensive financial services to businesses and individuals with 33 branch locations throughout East Texas, Dallas/Fort Worth, Houston, Austin and Bryan/College Station ▪ Guaranty has grown from its East Texas roots into high-growth markets through organic expansion, augmented with strategic acquisitions ‒ Top 5 Texas bank deposit market share ranking in 8 of 13 markets(1,2) ▪ Conservative credit culture resulting in pristine long-term asset quality 1) FDIC deposit data as of June 30, 2024 2) East Texas markets defined by counties of operation; Metro expansion markets defined by MSAs of operation 3) Excludes restructured loans Source: S&P Capital IQ Pro and SEC.gov Dallas / Fort Worth Market Austin Market Houston & Bryan / College Station Market East Texas Market 33 Branches

Dynamic & Diverse Operating Markets

Legacy East Texas (Chartered 1913)

Market Stats:
- Guaranty Market Deposits: **$1.5 billion**
- Guaranty Branches: **14**
- Total Population: **449 thousand**
- Proj. Pop. Growth ('25-'30): **2.4%**
- Median HHI[1]: **$67 thousand**
- Proj. HHI Growth[1] ('25-'30): **8.5%**

Guaranty Bancshares, Inc.

Market Highlights:
- Steady core deposit markets with strong market share
- Low-cost funding vehicle for loan production



Dallas / Fort Worth (Entered 2015)

Market Stats:
- Guaranty Market Deposits: **$584 million**
- Guaranty Branches: **8**
- Total Population: **8.4 million**
- Proj. Pop. Growth ('25-'30): **7.1%**
- Median HHI: **$89 thousand**
- Proj. HHI Growth ('25-'30): **10.2%**

AT&T American Airlines TOYOTA McKESSON

Market Highlights:
- Largest & most diversified economy in Texas
- State financial hub
- 22 Fortune 500 companies



Houston (Entered 2018) & Bryan / College Station (Entered 2013)

Market Stats:
- Guaranty Market Deposits: **$467 million**
- Guaranty Branches: **7**
- Total Population: **8.0 million**
- Proj. Pop. Growth ('25-'30): **6.1%**
- Median HHI[1]: **$78 thousand**
- Proj. HHI Growth[1] ('25-'30): **8.4%**

Sysco WM Hewlett Packard Enterprise ATM

Market Highlights:
- World renowned medical center
- 5th largest port in the United States
- 24 Fortune 500 companies
- Home to Texas A&M University



Austin (Entered 2018)

Market Stats:
- Guaranty Market Deposits: **$112 million**
- Guaranty Branches: **4**
- Total Population: **2.6 million**
- Proj. Pop. Growth ('25-'30): **8.4%**
- Median HHI: **$102 thousand**
- Proj. HHI Growth ('25-'30): **14.2%**

TESLA DELL ORACLE Meta

Market Highlights:
- State capital of Texas
- High-growth market, with significant Tech & Venture Capital presence
- Home to the University of Texas



1) Shown as the population-weighted Median HHI for the markets comprising each respective GNTY market (as defined below)
Note: Deposit data as of June 30, 2024
Note: Demographic data are for each market's respective MSA with the exception of East Texas and Houston; East Texas is defined as Bowie, Camp, Franklin, Gregg, Harrison, Hopkins, Lamar, Red River, and Titus counties; Houston is defined as Brenham, Bryan-College Station, and Houston-Pasadena-The Woodlands MSAs
Note: HHI = Household Income
Source: S&P Capital IQ Pro, FDIC

Glacier Bancorp

8

Transaction Overview & Assumptions 9 ▪ 100% stock consideration to GNTY common shareholders ▪ 1.0000x shares of GBCI common stock for each GNTY share ▪ Each GNTY option will be converted to a GBCI option at the equivalent exchange ratio and strike price ▪ $472.2 million to GNTY common shareholders, or $41.58 per share ▪ $3.9 million net aggregate consideration to GNTY option holders ▪ $476.2 million aggregate transaction value ▪ Gross credit mark discount of $26.9 million, or 1.28% of GNTY's gross loans ‒ 95% allocated to non-PCD loans, or $25.6 million ▪ Loan interest rate discount of $24.6 million, or 1.17% of GNTY's gross loans, amortized over 3.5 years using the sum-of-years' digits method ▪ HTM securities discount of $17.4 million, amortized over 4 years using the sum-of-years' digits method ▪ Elimination of GNTY's AOCI of ($22.4) million, amortized over 4 years using the sum-of-years' digits method ▪ Fixed asset write-up of $3.0 million, amortized over 20 years using the straight-line method ▪ Core deposit intangible of 3.09%, or $61.4 million, amortized over 10 years using the sum-of-years' digits method ▪ Total net fair value discount on liabilities of $4.1 million, including CDs, Trust Preferred and Subordinated Debt ▪ Cost savings of 20% of GNTY's noninterest expense ‒ 50% realized in 2026, 100% thereafter Durbin Impact ▪ Estimated reduction of GNTY's interchange income by approximately $4.6 million annually, pre-tax Transaction Expenses(4) ▪ Estimated one-time transaction costs of approximately $29.8 million, pre-tax ▪ $292.2 million at closing ▪ Excess tangible common equity, net of any adjustments for GNTY's final transaction expenses, to be paid in cash to GNTY shareholders at close Expected Closing ▪ Fourth quarter of 2025 Minimum Tangible Common Equity Consideration Mix Transaction Value(1) Loan Credit Mark Other Fair Value Adjustments Cost Savings 1) Based on a GBCI closing price of $41.58 on June 23, 2025 2) Includes 11,356,856 GNTY shares outstanding 3) Includes 341,780 options and a weighted average strike price of $30.07 4) Including employment and benefit plan costs, data contract termination and conversion costs, and combined professional and advisory fees (2) (3)

Valuation & Pro Forma Impact 10 Valuation(1) Deal Value / Tangible Book Value per Share Pay-to-Trade Ratio Deal Value / LTM Earnings per Share Deal Value / 2025E Earnings per Share(2) Deal Value / 2026E Earnings per Share(2) 75% 162% 12.1x 12.8x 14.2x Day 2 CECL No Day 2 Pro Forma Impact Reserve CECL Reserve Projected 2026E EPS Accretion(2) (with 50% Cost Savings Phase-In) Projected 2027E EPS Accretion(2) (with 100% Cost Savings Phase-In) 12.1% 12.2% 7.5% 5.9% 5.1%7.4% 0.6 0.1 (0.1%)(0.9%) CET 1 Ratio (Consolidated) ~20%Internal Rate of Return TBV per Share Dilution(3) TBV Earnback Period (Years) 1) Based on a GBCI closing price of $41.58 on June 23, 2025 2) Based on consensus estimates from FactSet for GBCI and GNTY in 2025 and 2026, and GBCI management estimates for 2027 3) Inclusive of all estimated transaction expenses

Concluding Observations 11 ▪ The Guaranty acquisition continues Glacier’s tradition of adding high-quality community banks that align with Glacier’s model of partnering with good banks, in good markets, with good people ▪ Great time to further expand Glacier’s Southwest franchise: ‒ Texas has a high-growth, diversified economy and pro-business operating environment ‒ Culturally aligned with how Glacier approaches relationship development and customer service ‒ Target rich environment for organic growth opportunities and M&A ▪ Guaranty management and production team provides Glacier with a deep bench of talent, strong relationships and market expertise ▪ Conservative, cycle-proven credit culture evidenced by Guaranty’s long-term history of top-tier asset quality through all economic cycles ▪ Pricing metrics, deal structure and conservative assumptions reflect Glacier’s consistent, disciplined approach to underwriting acquisitions ▪ Favorable transaction metrics: immediate EPS accretion, minimal TBV dilution and short earnback ▪ Expected to further enhance Glacier’s long-term track record of creating shareholder value

Glacier Bancorp is a Family of Banks 12 Pro Forma for Guaranty Acquisition 9 States ● 18 Divisions ● 261 Locations

13 Appendix

Comprehensive Due Diligence Process 14 Highlights Due Diligence Focus Areas Commercial Lending and Asset Quality Consumer Lending Trust and Wealth Management Business Mortgage Product Management Financial and Accounting / Treasury Human Resources Operations Enterprise Risk Management Legal Compliance Audit IT and Systems KSOP and Other Comprehensive Credit Review Process GBCI Credit Team with External Third-Party Supporting Review Process 100% Review of the $2.1 Billion Loan Portfolio Detailed In-Depth Review of Key Loans ▪ Glacier team has significant acquisition and integration experience ▪ Completed a coordinated, comprehensive due diligence review with executives from Glacier and Guaranty, along with advisors and consultants ▪ Conducted detailed due diligence calls with Guaranty management to evaluate each due diligence focus area ▪ Engaged industry consultants to conduct enhanced loan and compliance assessments

NIB Demand 29.4% NOW & Other Trans. 14.8% Savings & MMDA 40.5% Retail Time (< $250k) 9.4% Jumbo Time (> $250k) 5.9% NIB Demand 31.3% NOW & Other Trans. 8.0% Savings & MMDA 34.0% Retail Time (< $250k) 15.6% Jumbo Time (> $250k) 11.2% NIB Demand 29.6% NOW & Other Trans. 14.1% Savings & MMDA 39.8% Retail Time (< $250k) 10.1% Jumbo Time (> $250k) 6.5% Pro Forma Deposit Mix 15 Pro Forma Cost of Deposits: 1.29% Loans / Deposits: 84.3% Cost of Deposits: 1.96% Loans / Deposits: 77.9% Cost of Deposits: 1.37% Loans / Deposits: 83.6% $21.7B $2.7B $24.4B Note: Excludes purchase accounting Note: Deposit composition reflects Y-9C regulatory financial information; cost of deposits reflects GAAP financial information 1) Glacier reflects pro forma for Bank of Idaho acquisition as of March 31, 2025 (bank-level call report information) Source: S&P Capital IQ Pro (1)

Resi. RE 25.4% C&D 10.7% Multi. 2.4% Non-Own. Occ & Farm 33.6% Own. Occ. 14.0% C&I 10.3% Ag. Prod. 0.6% Cons. & Other 2.9% Resi. RE 20.8% C&D 10.6% Multi. 4.8% Non-Own. Occ & Farm 27.6% Own. Occ. 18.3% C&I 8.6% Ag. Prod. 2.2% Cons. & Other 7.1% Resi. RE 20.3% C&D 10.6% Multi. 5.1% Non-Own. Occ & Farm 26.9% Own. Occ. 18.8% C&I 8.4% Ag. Prod. 2.4% Cons. & Other 7.5% Pro Forma Loan Composition 16 Pro Forma Yield on Loans: 5.84% Yield on Loans: 6.38% Yield on Loans: 5.89% $18.3B $2.1B $20.4B Note: Excludes purchase accounting Note: Loan composition reflects Y-9C regulatory financial information; yield on loans reflects GAAP financial information 1) Glacier reflects pro forma for Bank of Idaho acquisition as of March 31, 2025 (bank-level call report information) Source: S&P Capital IQ Pro (1)

0.02% 0.02% 0.06% 0.23% 1.41% 2.26% 1.77% 0.80% 0.20% 0.06% 0.05% 0.05% 0.17% 0.11% 0.08% 0.07% 0.02% 0.05% 0.07% 0.08% 0.04%0.05% (0.00%) 0.11% 0.10% 0.10% 0.17% 0.17% 0.11% 0.15% 0.09% 0.06% 0.12% 0.11% 0.03% (0.02%) 0.02% 0.08% 0.03% 0.04% 0.02% 0.02% 0.56% 0.43% 0.62% 1.34% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.24% 0.26% 0.50% 0.65% 0.64% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 Q1-25 Exceptional Asset Quality 17 Net Charge-Offs / Average Loans (%) GBCI GNTY U.S. Commercial Bank Industry Aggregates Source: S&P Capital IQ Pro

Important Information and Where You Can Find It 18 This investor presentation relates to the proposed merger transaction involving Glacier and GNTY. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. In connection with the proposed merger transaction, Glacier expects to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") that will include a Preliminary Proxy Statement of GNTY and a Preliminary Prospectus of Glacier, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, GNTY will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that Glacier or GNTY may file with the SEC and send to GNTY’s shareholders in connection with the proposed merger transaction. Shareholders of GNTY are urged to read carefully the Registration Statement and accompanying Proxy Statement/Prospectus regarding the proposed merger transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Free copies of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Glacier, GNTY, and the proposed transaction, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Glacier at www.glacierbancorp.com under the tab "SEC Filings" and in the “Investors” section of GNTY’s website, www.gnty.com, under the heading “Financial Information - SEC Filings” or by requesting them in writing or by telephone from Glacier at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706. Participants in the Solicitation GBCI and GNTY and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of GNTY in connection with the proposed merger transaction. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Information about the directors and executive officers of GNTY is set forth in the proxy statement for GNTY’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.